Exhibit  99.1

MARTIN  J.  BRILL  (State  Bar  No.  53220)
ROBYN  B.  SOKOL  (State  Bar  No.  159506)
ROBINSON,  DIAMANT  &  BRILL
A  Professional  Corporation
1888  Century  Park  East,  Suite  1500
Los  Angeles,  California  90067
Telephone:  (310)  277-7400
Telecopier:  (310)  277-7584


Attorneys  for  DIGITAL  TECHNOLOGIES  MEDIA
GROUP,  INC.,  DEBTOR  AND  DEBTOR-IN-POSSESSION

                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                          SAN FERNANDO VALLEY DIVISION

In  re                                           Bk.  No.  SV  99-10944-GM

DIGITAL  TECHNOLOGIES MEDIA                      Chapter  11
GROUP, INC., a Delaware
corporation,                                     NOTICE OF MOTION AND MOTION BY
          Debtor  and  Debtor  In                DEBTOR  FOR AN ORDER
          Possession.                            AUTHORIZING:  (1) OBTAINING OF
                                                 CREDIT  PURSUANT TO BANKRUPTCY
                                                 CODE SECTIONS 364(B), (C) AND
                                                 (F) THROUGH  THE  ISSUANCE  OF
                                                 DEBTOR'S  NOTES;  AND  (2) THE
                                                 PURCHASE OF DATANET INFORMATION
                                                 SYSTEMS, INC.; MEMORANDUM OF
                                                 POINTS AND AUTHORITIES;
                                                 DECLARATION OF ELY  MANDELL;
                                                 DECLARATION  OF  BERNIE  BUDNEY

                                                 Date:  January  12,  2000
                                                 Time:  10:00  a.m.
                                                 Place: Courtroom  "303"
                                                        21041  Burbank  Blvd.
                                                        Woodland  Hills,  CA
---------------------------------------


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
TO THE HONORABLE GERALDINE MUND, UNITED STATES BANKRUPTCY JUDGE, THE UNITED STATES TRUSTEE, THE TWENTY LARGEST UNSECURED CREDITORS, ALL SECURED CREDITORS, AND OTHER PARTIES IN INTEREST:

          NOTICE IS HEREBY GIVEN that on January 12, 2000, at 10:00 a.m., or as soon thereafter as counsel may be heard in Courtroom "303" of the above-entitled Court located at 21041 Burbank Boulevard, Woodland Hills, California, Digital Technologies Media Group, Inc., the chapter 11 debtor and debtor in possession in the above-captioned case ("Digital" or the "Debtor"), will move the Court for an order pursuant to sections 364(b), (c) and (f) of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 4001(c) for an order authorizing it to obtain credit through the issuance of Debtor's Certificates of Indebtedness (the "Debtor's Notes") and for an order authorizing the purchase of Data Net Information Systems, Inc

          The First Amended Plan of Reorganization (the "Plan") which has been proposed by the Debtor provides that the Debtor will emerge from bankruptcy as a business development corporation under the Investment Company Act of 1940, 15 U.S.C. 80a-1, et seq. ("Investment Company Act"), change its name to Central Coast Capital Corporation and become a Nevada corporation operating and conceived as a closed-end mutual fund specifically designed to engage in investments of startup (venture capital) companies. DataNet Information Systems, Inc. ("Data"), will be the Debtor's first investee company. Thus, the proposed purchase of Data is critical to the Debtor's successful reorganization. The Reorganized Debtor's common stock will be distributed to Debtor's

///
creditors and interest holders in exchange for their respective claims and interests.

          To facilitate the proposed reorganization, the Debtor seeks Bankruptcy Court authority to acquire 1,000,000 shares of Data common stock (representing 100% of Data's total stock outstanding), by issuing Data shareholders one share of the Debtor's Class A Preferred Stock for every 10 shares of Data common stock owned. The purchase of 100% of the Data common stock will result in Data's shareholders holding 100,000 shares of Class A Preferred Stock of the Debtor. The acquisition of Data also requires a $100,000 capital contribution from the Debtor to Data for working capital. It is anticipated that the $100,000 capital contribution will be funded from the Debtor's Notes described below. The Plan proposes that after registration with the Securities and Exchange Commission ("SEC") of the Data securities, the Reorganized Debtor will distribute 30% of the Data securities owned by it to shareholders who are to receive securities under the Plan on a pro rata basis.

          Through this motion, the Debtor also seeks to borrow up to $310,000 in return for which the Debtor will issue Debtor's Notes. The Debtor's Notes shall be one-year notes bearing interest at a rate of 10% per annum that may be converted upon the election of the holder of such Debtor's Notes after the Effective Date of the Plan to Units of the Reorganized Debtor as defined in the Plan at a ratio of one Unit per dollar loaned. Such financing will provide Digital with sufficient capital to purchase Data and fund its presently pending plan, including but not limited to payment of: certain administrative claims that must be paid as of the Effective Date of the Plan and the printing and mailing of Plan and disclosure statement materials to all creditors, shareholders and interested parties of Digital. In addition, the proposed financing will provide working capital for the continued post-confirmation operation of the Reorganized Debtor.

          Digital has unsuccessfully canvassed the available credit markets in search of post-petition financing on terms that are better than those offered under the proposed Debtor's Notes. Financing through the issuance of the Debtor's Notes is not only the best available financing alternative, it is the only available alternative. Accordingly, because the terms of the Debtor's Notes are fair, represent the best financing alternative available to Digital, and do not adversely affect any existing lien of Digital's secured creditors, the Court should authorize Digital to obtain credit through the issuance of the Debtor's Notes.

          Digital's Motion is based on this notice, the attached memorandum of points and authorities, the attached declaration of Ely Mandell and Bernie Budney, and such arguments and evidence as may be considered at the hearing on said Motion.

          PLEASE TAKE FURTHER NOTICE that Local Bankruptcy Rule 9013-1(1)(g) provides that any opposition to this Motion must be in writing, accompanied by a memorandum of points and authorities, and filed with the Court and served on counsel for the Debtor and the Office of the United States Trustee no later than fourteen (14) days prior to the hearing on the Motion. Pursuant to Local

Bankruptcy Rule 9013-1(1), failure to file and serve a timely objection may be deemed to constitute consent to the relief requested in the Motion.

DATED:  June   , 2000                  ROBINSON,  DIAMANT  &  BRILL
                                            A  Professional  Corporation



                                            By:
                                               ---------------------------------
                                                      MARTIN J. BRILL
                                              Attorneys for Digital Technologies
                                                     Media Group, Inc.
                                              Chapter 11 Debtor and Debtor in
                                                         Possession

                      MEMORANDUM OF POINTS AND AUTHORITIES
                      ------------------------------------


          Digital hereby submits this memorandum of points and authorities in support of its "Motion For An Order Authorizing: (1) Obtaining Of Credit Pursuant To Bankruptcy Code Sections 364(b), (c) And (f) Through The Issuance Of Debtor's Notes, And (2) Purchase Of DataNet Information Systems, Inc. (the "Motion").

                                       I.

                               STATEMENT OF FACTS
                               ------------------

A.     The  Debtor's  Proposed  Plan.
       -----------------------------

          The Plan previously filed with the United States Bankruptcy Court provides that the Debtor shall reorganize by satisfying its obligations to its creditors and interest holders by issuing its publicly traded securities pursuant to the terms of the Plan. The Reorganized Debtor will change its name to Central Coast Capital Corporation and will become a Nevada corporation operating and conceived as a close end mutual fund specifically designed to engage in investment of startup companies. The Reorganized Debtor will be engaged as a Business Development Corporation under the Investment Company Act.

          The Reorganized Debtor's investment objective will be to invest in assets and/or management services in companies with gross sales of less than $500,000 per annum in selected situations (such as leverage buyouts and establish business operations) that will benefit from long-term capital growth. The Reorganized Debtor will derive its income through management consulting fees and profit from the selective sale of the companies contained in its investment portfolio. The cornerstone of the Debtor's Plan is the acquisition of Data by purchasing 100% of the outstanding Data stock by issuing the shareholders of such stock one share of the Debtor's Class A Preferred Stock for every 10 shares of Data common stock owned. To facilitate the Plan, the Debtor must also acquire funding in an amount not to exceed $310,000. The Debtor has tried to obtain such funding from a number of banks and investment bankers and venture capital companies with little success. Thus, by this Motion and as provided for in the Plan, the Debtor seeks Bankruptcy Court approval to borrow $310,000 from several individuals and issue its Notes to evidence the indebtedness, the Debtor's certificates of indebtedness or Debtor's Notes.

B.     The  Purchase  Of  Data.
       -----------------------

          In order to implement the reorganization, the Debtor contemplates certain transactions whereby it will become the owner of Data through the issuance of the Debtor's Preferred Series A Stock and an initial capital contribution of $100,000.

          Data is the proposed initial investee company of the Reorganized Debtor. By this Motion, the Debtor seeks Court authority to acquire 1,000,000 shares of Data common stock (representing 100% of Data's total stock outstanding) by issuing the shareholders of Data one share of the Debtor's Class A Preferred Stock for every ten shares of Data common stock owned. The purchase of 100% of the Data common stock will result in Data's shareholders holding

100,000 shares of the Class A Preferred Stock of the Debtor. The acquisition of Data also requires a $100,000 capital contribution from the Debtor to Data for working capital. The purchase of the Data common stock by the Debtor will result in Data's shareholders acquiring the following distribution of Class A Preferred Stock:

     DATA          OWNERSHIP                         # OF
--------------  -------------                        ----
 SHAREHOLDERS      INTEREST    # OF DATA SHARES    PREFERRED
--------------  -------------  ----------------    ---------
                                                 STOCK SHARES
                                                 ------------
FIRST PORTLAND            25%           250,000     25,000
CORPORATION
BERNIE BUDNEY.            50%           500,000     50,000
DAVID NOLES. .            25%           250,000     25,000

          Additionally, the Debtor has agreed to provide Data $1,000,000 over a two year period for operational purposes including marketing, sales and development. Once Data has received the $1,000,000, the Reorganized Debtor will register the Data stock owned by it with the SEC. The registration of Data stock also will include the common stock resulting from the conversion of the Class A Preferred Stock. The Class A Preferred Stock issued in exchange for Data common stock will not be issued pursuant to Section 1145 of the Code. The Reorganized Debtor intends to distribute thirty percent (30%) of the registered Data securities owned by it to shareholders who are to receive securities under the Plan on a Pro Rata basis.

C.     History  And  Financial  Condition  Of  Data.
       --------------------------------------------

          Data currently has the product and distribution rights to the Pocket MLS. The Pocket MLS provides instant access to current, affordable and portable multiple-listing real property information instantaneously whether the user is in the office, at home or on the road. The current product is a very basic personal digital assistant (PDA) called a Reader that realtors can use to search and view current MLS information. There are approximately 5,600 Readers, 1,600 of which are currently in the field. The Reader, along with the software, replaces the traditional MLS printed catalogue and is updated on a daily basis. Currently, Data has contracts with 34 of the approximate 1,700 real estate boards nationwide to supply MLS information to their members by way of the Pocket MLS. Through Data's proprietary software and compression technology, a user of the Pocket MLS is able to dial into the Real Estate Board's computer each night and download multiple listing information so that the Reader can be updated with the most current information. Currently, the reader is supplied to realtors at no charge, and an update fee of $30.00 per month is paid by users, usually by credit card. There is no known direct competition for this product.

          Data also is considering taking this product to other industries that require accurate, affordable, current and portable information. At present, Data is introducing its technology to the automotive industry with the support of the National Auto Dealers Association for the purpose of creating an electronic Book providing current vehicle pricing, updated in a similar fashion as the MLS system discussed above.

          Data's current tangible assets (excluding its technology and software) are estimated to be valued at approximately $1.2 million. Attached hereto as Exhibit "1" and incorporated herein by this reference is a summary of Data's current tangible assets. Data's products include the Reader and a PCMCIA card burner and SCCI card which together make up the "loader." The loader is attached to a personal computer which is updated daily through its modem by Data's master computer. Data's management team consists of David Noles and Bernie Budney whose resumes are attached hereto as Exhibit "2." Bernie Budney is and shall serve as Data's Executive Vice President Operations and Marketing. David Noles is and shall serve as Data's Vice President of Sales. Attached hereto as Exhibit "3" and incorporated herein by this reference are the three-year cash flow projections for Data assuming 25% target sales, 50% target sales and 100% target sales.

D.     The  $310,000  Loan  Transaction.
       --------------------------------

          To obtain sufficient capital to meet the requirements of section 1129 of the Bankruptcy Code, provide working capital for the Reorganized Debtor, and fund the purchase of Data, the Debtor seeks authority to borrow up to $310,000 from several parties. To date, the Debtor has received commitments from the following parties:

          Lions  Holding  Company:     $20,000.00
          David  Kekich:               $ 1,000.00
          Ely  Mandell:                $ 1,600.00
          Brad  Bortison:              $17,000.00
          Carl  F.  Steinfield  &
          Patricia  W.  Steinfield:    $ 5,000.00

          In exchange for such funds, the Debtor seeks Court authority to issue Debtor's Notes in an amount equal to the loan proceeds. The Debtor's Notes shall be one year notes bearing an interest rate of 10% which may be converted at the election of the holders to Units of the Reorganized Debtor as defined by the Debtor's Proposed Plan.1foot1 Units of the Reorganized Debtor are Securities of the Reorganized Debtor consisting of one (1) share of common stock of the Reorganized Debtor and one (1) Class A warrant to purchase the Reorganized Debtor's common stock. The Class A warrant shall allow the warrant holder to purchase one (1) share of common stock of the Reorganized Debtor at a price of $5.00 per share at any time within one (1) year from the Effective
Date. Upon the exercise of the Class A warrant, the warrant holder also shall receive one (1) Class B warrant to purchase the Reorganized Debtor's common stock. The terms of the Class B warrant shall be set by the board of directors of the Reorganized Debtor subsequent to the Effective Date of the Plan. On or after the Effective Date, holders of the Debtor's Notes may elect to convert such Debtor's Notes to Units at a ratio of 1 Unit per dollar loaned.

          The net proceeds of the loan shall be used to fund the cash payments required under the Plan for Administrative Claims and the expenses associated with printing and noticing the Plan and disclosure statement, fund the purchase of Data and provide capital for post-confirmation operations.

          The borrowings under the Debtor's Notes will constitute administrative claims against the bankruptcy estate pursuant to section 364 of the Bankruptcy Code, having priority over all other administrative claims of the kind specified in Bankruptcy Code sections 503(b) and 507(b). Further, except as set forth herein, under the terms of the borrowing, the Debtor agrees not to encumber any property of the estate with liens or security interests not in existence as of the date of this Motion and, not to incur any indebtedness equal to or senior in priority to the indebtedness represented by the Debtor's Notes.

------------------------
     1 Units of the Reorganized Debtor are Securities of the Reorganized Debtor consisting of one (1) share of common stock of the Reorganized Debtor and one (1) Class A warrant to purchase the Reorganized Debtor's common stock. The Class A warrant shall allow the warrant holder to purchase one (1) share of common stock of the Reorganized Debtor at a price of $5.00 per share at any time within one (1) year from the Effective Date. Upon the exercise of the Class A warrant, the warrant holder also shall receive one (1) Class B warrant to purchase the Reorganized Debtor's common stock. The terms of the Class B warrant shall be set by the board of directors of the Reorganized Debtor subsequent to the Effective Date of the Plan.

          The Debtor has unsuccessfully canvassed the available credit markets in search of post-petition financing on terms that are better than those offered under the proposed Debtor's Notes. (See Declaration of Ely Mandell.) In sum,
                                       ---
financing through the issuance of the Debtor's Notes is not only the best available financing alternative, it is the only available alternative. Accordingly, because the terms of the Debtor's Notes are fair, represent the best available financing alternative, and do not adversely affect the existing liens of the Debtor's secured creditors, the Court is requested to enter its order authorizing the Debtor to obtain credit through the issuance of such Debtor's Notes on the terms and conditions herein stated. The terms of the proposed Debtor's Notes are as set forth in the form Debtor's Note attached as Exhibit "4" hereto. As more fully evidenced in the proposed form of the Debtor's Note, such borrowings shall:

     1.     Carry  an  interest  rate  of  10%  per  annum;

     2. The principal and interest accrued under the Note shall be due and payable one year from issuance;

     3. The Note shall inure to the benefit of and shall be binding on any successors or assigns of the Debtor;

     4. If this case is converted to Chapter 7, a chapter 11 trustee is appointed or the Debtor's Plan is not confirmed the Note shall become immediately due and payable;

     5. The Note may not be transferred, absent registration under the Securities Act of 1933 or absent an exception from such registration requirements; and

     6. The obligations represented by the Debtor's Note shall constitute a priority claim pursuant to sections 364(c)(1) of the Bankruptcy Code.

     7. On or after the Effective Date, holders of the Debtor's Notes may elect to convert such Debtor's Notes to Units at a ratio of 1 Unit per dollar loaned.

                                       II.

                    THE PROPOSED FINANCING SHOULD BE APPROVED
                    -----------------------------------------

          The proposed borrowing for the issuance of the Debtor's Notes reflects the exercise of the Debtor's prudent business judgment. The proposed borrowing through the issuance of up to $310,000 in Debtor's Notes provides the Debtor with the capital necessary to fund its presently pending plan of reorganization and to facilitate the purchase of Data contemplated in the Plan and to fund the printing and serving of the disclosure statement and Plan as well as provide post-confirmation working capital for the Reorganized Debtor.

A.     The Terms Of The Proposed Debtor Note Financing Are Fair And Adequate And
       -------------------------------------------------------------------------
       Reflect  The  Exercise  Of  Digital's  Sound  Business  Judgment.
       ----------------------------------------------------------------

          Courts give broad deference to the business decisions of chapter 11 debtors. See, e.g., Richmond Leasing Co. v. Capital Bank, N.A., 762 F.2d 1303,
          ---   ----  ------------------------------------------
1311 (5th Cir. 1985). Moreover, a bankruptcy court generally will respect a debtor in possession's business judgment regarding the need for and proposed use of funds. As the court noted in In re Ames Department Stores, Inc., 115 B.R.
                                    ----------------------------------
34, 38 (Bankr. S.D.N.Y. 1990), (a "court's decision under section 364 is to be utilized on grounds that permit reasonable business judgment to be exercised so long as the financing agreement does not contain terms that leverage the bankruptcy process and powers or its purpose is not so much to benefit the estate as it is to benefit a party-in-interest.") See In re Simasko Prod. Co.,
                                                    --- -----------------------
47 B.R. 444, 449 (Bankr. D. Colo. 1985) ("only in circumstances where there are allegations of, and a real potential for, abuse by corporate insiders should the court scrutinize the actions of the corporation.")

          The proposed borrowings through the issuance of the Debtor's Notes reflect the exercise of sound and prudent business judgment by the Debtor. The terms of this proposed borrowing are more favorable than any other financing alternative available to the Debtor. Further, such financing provides the Debtor with sufficient capital to fund the cash requirements of its proposed Plan.

B.     Authorizing  Debtor  Certificate Financing Under Bankruptcy Code Sections
       -------------------------------------------------------------------------
       364(c)(1) Is Justified Because Of The Tangible Benefits That Digital Will
       -------------------------------------------------------------------------
       Reap From  Such  Financing.
       --------------------------

          Bankruptcy Code section 364(c) authorizes the obtaining of credit with priority over any or all administrative expenses of the kind specified in Bankruptcy Code sections 503(b) or 507(b). To obtain credit on this basis, such credit must be unavailable on an unsecured basis under Bankruptcy Code section 503(b)(1).

///

          As noted herein, Debtor has canvassed the available credit markets in search of post-petition financing and has been unsuccessful in procuring financing commitments from banks or venture capital firms on terms as favorable as those that can be obtained through the issuance of the Debtor's Notes on the terms set forth above. Further, since Debtor's chapter 11 filing, Debtor has generally been unable to obtain credit on any basis. In sum, financing through the issuance of the Debtor's Notes is not only the best available financing alternative, it is the only available alterative.

          The Court should authorize the Debtor to obtain this form of credit because of the tangible benefits that the estate will reap from having access to such funds. The proposed financing will provide the Debtor with sufficient capital to meet the requirements of section 1129 of the Bankruptcy Code and confirm its Plan and purchase Data. The purchase of Data is a key element of Debtor's Plan.

C.     Because  The  Debtor's  Notes  Constitute  Debt Securities They Should Be
       -------------------------------------------------------------------------
       Exempted From Federal  And State Securities Registration Under Bankruptcy
       -------------------------------------------------------------------------
       Code Section  364(f).
       --------------------

          Bankruptcy Code section 364(f) provides that the issuance of securities by the Debtor to obtain credit is exempt from the registration requirements of federal and state securities laws. Without this exemption, the Debtor would not be able to borrow money through the issuance of the Debtor's

Notes absent registration of such securities with the appropriate federal and state regulatory agencies because such certificates constitute debt securities under federal and state securities laws. Such debt instruments clearly fall within the ambit of Bankruptcy Code Section 364(f). Thus, the Court should declare them exempt from Section 5 of the Securities Act of 1933, the Trust Indenture Act of 1939, and any state or local law requiring registration of securities. See In re Standard Oil and Exploration of Del., 136 B.R. 141, 151
             ---  -------------------------------------------
(Bankr. W.D. Mich. 1992) (if a debtor demonstrates that notes issued under Bankruptcy Code section 364(f) are nonequity securities, they will be exempt from registration under federal, state and local securities laws).


                                      III.

                     THE PURCHASE OF DATA SHOULD BE APPROVED
                     ---------------------------------------

          The proposed purchase of Data in exchange for 100,000 shares of the Debtor's Class A Preferred Stock and $100,000 is an integral component of the
Debtor's Plan. Data is the Debtor's proposed initial investee company. A review of the cash flow projections for Data indicates that over the next few years, Data will generate substantial cash even if Data only meets 25% of its target. Additionally, Data's hard assets have a value of approximately $1.2 million. See Exhibits "1" and "3."
          ---

          Courts are to give broad deference to the business decisions of a chapter 11 debtor. Richard Leasing Co. V. Capital Bank, N.A., 762 F.2d 1303,
                      ------------------------------------------
1311 (5th Cir. 1985). The Debtor believes that the purchase of Data will be in exchange for the Debtor's Class A Preferred Stock and $100,000 will benefit the estate and is a wise business decision based on the assets of Data and Data's anticipated business operations.


                                       IV.

                                   CONCLUSION
                                   ----------

          The Court should authorize the Debtor to obtain credit through the issuance of the Debtor's Notes. With such available credit, Digital will have adequate capital to confirm a chapter 11 plan of reorganization and facilitate the purchase of Data. The Debtor's Notes will also provide working capital for the Reorganized Debtor. Further, the terms of the proposed borrowings are fair and reasonable, represent the best available terms for the obtaining of such credit, and reflect exercise of Digital's sound and prudent business judgment. The Court, therefore, should authorize borrowings for the issuance of the Debtor's Notes of up to $310,000. The Debtor also respectfully requests that this Court authorize the purchase of Data pursuant to the terms set forth above.

DATED: June   , 2000                ROBINSON,  DIAMANT  &  BRILL
            --                              A  Professional  Corporation



                                            By:
                                               ---------------------------------
                                                      MARTIN J. BRILL
                                              Attorneys for Digital Technologies
                                                     Media Group, Inc.
                                              Chapter 11 Debtor and Debtor in
                                                         Possession


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
                           DECLARATION OF ELY MANDELL
                           --------------------------

          I,  Ely  Mandell,  declare  as  follows:

          1. I am the acting president and secretary of Digital Technologies Media Group, Inc., debtor and debtor-in-possession in the above-captioned chapter 11 case ("Digital" or "Debtor"). I have personal knowledge of the facts set forth herein, and if called as a witness, I could and would testify competently thereto. I make this declaration in support of the attached Motion by Debtor for an Order Authorizing: (1) Obtaining of Credit Pursuant to
Bankruptcy  Code  Sections  364(b), (c) and (f) Through the Issuance of Debtor's
Notes;  and  (2)  Purchase  of  DataNet  Information  Systems,  Inc.

          2. In order to implement the Debtor's reorganization, on the effective date of the Plan, the Debtor contemplates certain transactions whereby it will become the owner of DataNet Information Systems, Inc. ("Data") and Data will be the Reorganized Debtor's initial investee company.

          3. To obtain sufficient capital to meet the requirements of section 1129 of the Bankruptcy Code, fund the purchase of Data and fund the printing and noticing of the Plan various parties have agreed to lend the Debtor money in an amount not to exceed $310,000. The loan will be evidenced by Debtor's Notes in an amount equal to the loan proceeds. Upon confirmation and at the election of each of the Debtor's Note holders, the Debtor's Notes may be converted to securities of the Reorganized Debtor defined in the Debtor's Plan as Units.


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
          4. The net proceeds of the loan shall be used to fund the cash payments required under the Plan for Administrative Claims, fund the purchase of Data and provide capital for post-confirmation operations.

          5. The borrowings under the Debtor's Notes will constitute administrative claims against the bankruptcy estate pursuant to section 364 of the Bankruptcy Code, having priority over all other administrative claims of the kind specified in Bankruptcy Code sections 503(b) and 507(b). Further, except as set forth herein, under the terms of the borrowing, the Debtor agrees not to encumber any property of the estate with liens or security interests not in existence as of the date of this Motion and, not to incur any indebtedness equal to or senior in priority to the indebtedness represented by the Debtor's Notes.

          6. The Debtor has unsuccessfully canvassed the available credit markets in search of post-petition financing on terms that are better than those offered under the proposed Debtor's Notes. Financing through the issuance of the Debtor's Notes is not only the best available financing alternative, it is the only available alternative. Because the terms of the Debtor's Notes are fair, represent the best available financing alternative, and do not adversely affect the existing liens of the Debtor's secured creditors, the Debtor requests an order authorizing it to obtain credit through the issuance of such Debtor's Notes on the terms and conditions herein stated. The terms of the proposed Debtor's Notes are as set forth in the form Debtor's Note attached as Exhibit "4" hereto.


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
          7. I was personally involved in the attempt to obtain alternative post-petition financing for the Debtor. I contacted all available credit institutions known to me without success.

          8. I contacted Bank of America, Agora Hills Branch 0759, 5667 Kanan Road, Agora Hills, California 91301 on or about October 1999. Bank of America was not willing to discuss a loan to the Debtor and was not interested in investing in the Debtor anyway.

          9. I also contacted Steven Hicks, the Executive Vice President of Southridge Capital Management LLC, an investment banking firm. While Mr. Hicks indicated some interest, Southridge Capital Management LLC has not committed to lending the Debtor money at this time.

          10. I also contacted American Pacific Realty Corporation, which also indicated that it was not interested in financing the Debtor. I also contacted Sussex Investments, Inc., an investment house in Dallas, Texas, which also indicated that it was not interested in financing the Debtor. I contacted MG Securities as well and spoke to Michael Anderson, who indicated that MG
Securities  was  not  interested  in  lending  the  Debtor  any  money.

          11. As more fully evidenced in the proposed form of the Debtor's Note, such borrowings shall:

               a.     Carry  an  interest  rate  of  10%  per  annum;

               b. The principal and interest accrued under the Note shall be due and payable one year from issuance;

               c. The Note shall inure to the benefit of and shall be binding on any successors or assigns of the Debtor;


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
               d. If this case is converted to Chapter 7, a chapter 11 trustee is appointed or the Debtor's Plan is not confirmed the Note shall become immediately due and payable;

               e. The Note may not be transferred, absent registration under the Securities Act of 1933 or absent an exception from such registration requirements; and

               f. The obligations represented by the Debtor's Note shall constitute a priority claim pursuant to sections 364(c)(1) of the Bankruptcy Code.

          12. The proposed borrowing and the issuance of the Debtor's Notes is, in my business judgment, the best source of financing for the Debtor. The proposed borrowing through the issuance of up to $310,000 in Debtor's Notes provides the Debtor with the capital necessary to fund its presently pending plan of reorganization and to consummate the purchase of Data which is contemplated in the Plan.

          13. As noted above, Debtor has canvassed the available credit markets in search of post-petition financing and has been unsuccessful in procuring financing commitments from banks or venture capital firms on terms as favorable as those that can be obtained through the issuance of the Debtor's Notes on the terms set forth above. Further, since Debtor's chapter 11 filing, Debtor has generally been unable to obtain credit on any basis. In sum, financing through the issuance of the Debtor's Notes is not only the best available financing alternative, it is the only available alterative.

          14. The Court should authorize the Debtor to obtain this form of credit because of the tangible benefits that the estate will reap from having


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
access to such funds. The proposed financing will provide the Debtor with sufficient capital to meet the requirements of section 1129 of the Bankruptcy Code and confirm its Plan.

          15. Bankruptcy Code section 364(f) provides that the issuance of securities by the Debtor in order to obtain credit is exempt from the registration requirements of federal and state securities laws. Without this exemption, the Debtor would not be able to borrow money through the issuance of the Debtor's Notes absent registration of such securities with the appropriate federal and state regulatory agencies because such certificates constitute debt securities under federal and state securities laws. Such debt instruments clearly fall within the ambit of Bankruptcy Code section 364(f). Thus the Court should declare them exempt from Section 5 of the Securities Act of 1933, the Trust Indenture Act of 1939, and any state or local law requiring registration of securities.

          16. The proposed financing as well as the proposed purchase of Data are integral components of the Debtor's Plan. The Debtor believes that the transactions will result in the highest and best possible return to unsecured creditors of the bankruptcy estate and therefore should be approved. The purchase of Data will provide the Debtor with valuable technology that

///
///
///
///
///


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
with  further  development  and  marketing  will  generate  substantial  income.

          I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

          Executed  this  __  day  of December, 1999 at Los Angeles, California.

                                            ____________________________________
                                                       ELY MANDELL


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
                          DECLARATION OF BERNIE BUDNEY
                          ----------------------------

          I,  Bernie  Budney,  declare  as  follows:

          1. I am the Executive Vice President of Operations and Marketing for DataNet Informations Systems, Inc. ("Data"). Attached hereto as Exhibit "2" and incorporated herein by this reference is my resume setting forth my experience and qualifications. I have personal knowledge of the facts set forth herein, and if called as a witness, I could and would testify competently thereto. I make this declaration in support of the attached Motion by Debtor for an Order Authorizing: (1) Obtaining of Credit Pursuant to Bankruptcy Code Sections 364(b), (c) and (f) through the Issuance of Debtor's Notes; and (2) the Purchase of DataNet Information Systems, Inc.

          2. In addition to being the Executive Vice President Operations and Marketing of Data, I am also a 50% shareholder of Data.

          3. I am informed and believe that Data is the proposed initial investee company of the Reorganized Debtor.

          4. Data currently has the product and distribution rights to the Pocket MLS. The Pocket MLS provides instant access to current, affordable and portable multiple-listing real property information instantaneously whether the user is in the office, at home or on the road. The current product is a very basic personal digital assistant (PDA) called a Reader that realtors can use to search and view current MLS information. There are approximately 5,600 Readers, 1,600 of which are currently in the field. The Reader, along with the software, replaces the traditional MLS printed catalogue and is updated on a daily basis.


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
Currently, Data has contracts with 34 of the approximate 1,700 real estate boards nationwide to supply MLS information to their members by way of the Pocket MLS. Through Data's proprietary software and compression technology, a user of the Pocket MLS is able to dial into the Real Estate Board's computer each night and download multiple listing information so that the Reader can be updated with the most current information. Currently, the reader is supplied to realtors at no charge, and an update fee of $30.00 per month is paid by users, usually by credit card. There is no known direct competition for this product.

          5. Data also is considering taking this product to other industries that require accurate, affordable, current and portable information. At present, Data is introducing its technology to the automotive industry with the support of the National Auto Dealers Association for the purpose of creating an electronic Book providing current vehicle pricing, updated in a similar fashion as the MLS system discussed above.

          6. Data's current tangible assets (excluding its technology and software) are estimated to be valued at approximately $1.2 million. Attached hereto as Exhibit "1" and incorporated herein by this reference is a summary of Data's current tangible assets. Data's products include the Reader and a PCMCIA card burner and SCCI card which together make up the "loader." The loader is attached to a personal computer which is updated daily through its modem by Data's master computer. Attached hereto as Exhibit "3" and incorporated herein by this reference are the three-year cash flow projections which I have prepared for Data assuming 25% target sales, 50% target sales and 100% target sales.

          I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

          Executed  this  __  day  of December, 1999 at Los Angeles, California.


                                            ____________________________________
                                                      BERNIE BUDNEY


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